Basic and Diluted Net Loss per Share	12 Months Ended
Dec. 31, 2021
Earnings Per Share [Abstract]
Basic and Diluted Net Loss per Share
22.	Basic and diluted net loss per share
(a) Basic and diluted net loss per share
Basic loss per share and diluted loss per share have been calculated in accordance with ASC 260 on computation of earnings per share for the years ended December 31, 2019, 2020 and 2021 as follows:

	Year ended December 31, 2019	Year ended December 31, 2020	Year ended December 31, 2021
Numerator:
Net loss attributable to Qutoutiao Inc.	(2,688,681)	(1,104,439)	(1,239,617)
Accretion on redemption value of Series A convertible redeemable preferred shares of a subsidiary (Note 20)	(12,172)	(13,509)	(14,089)
Accretion on redemption value of Series B convertible redeemable preferred shares of a subsidiary (Note 20)	(8,376)	(33,188)	(21,726)
Accretion on redemption value of Series C convertible redeemable preferred shares of a subsidiary (Note 20)	—	(1,580)	(73,081)
Gains on repurchase of convertible redeemable preferred shares of a subsidiary (Note 20)	—	14,842	—
Net loss attributable to ordinary shareholders-Basic and diluted	(2,709,229)	(1,137,874)	(1,348,513)

Denominator:
Denominator for basic and diluted loss per share Weighted- average ordinary shares outstanding
Basic and diluted	68,749,981	72,513,077	75,767,532
Basic and diluted loss per share	(39.41)	(15.69)	(17.80)

Denominator for basic and diluted loss per ADS Weighted-average ADS outstanding
Basic and diluted	27,499,992	29,005,231	30,307,013
Basic and diluted loss per ADS	(98.52)	(39.23)	(44.50)

Note:

(1)
Options exercisable for a minimal exercise price are included in the denominator of basic loss per share calculation once there are no further vesting conditions or contingencies associated with them, as they are considered contingently issuable shares. Accordingly, the weighted average number of shares of 5,329,287 (2,131,7,15ADSs), 6,141,679 (2,456,672 ADSs) and 5,891,689 (2,356,676ADSs) related to these options, for which the exercise price is RMB 0.0007 per share, are included in the denominator for the computation of basic EPS for the years ended December 31, 2019, 2020 and 2021, respectively.

(2)
On December 2, 2021, the Company announced its plans to change the ratio of its American Depositary Shares (“ADSs”) to its Class A ordinary shares (the “ADS Ratio”) from the current ADS Ratio of four (4) ADSs to one (1) Class A ordinary share to a new ADS Ratio of two (2) ADSs to five (5) Class A ordinary shares. The change in the ADS Ratio became effective on December 10, 2021. For all the periods presented, basic and diluted loss per ADS, including the contingently issuable shares mentioned in (1) above, have been revised assuming the change of ADS ratio from a ratio of four ADSs to one Class A ordinary share to a new Ratio of two ADSs to five Class A ordinary shares occurred at the beginning of the earliest period presented.

Pursuant to ASC 260, “Earnings Per Share,” the effects of all other outstanding share options have been excluded from the computation of diluted loss per share for the years ended December 31, 2019, 2020 and 2021 due to their anti-dilutive effect. The following potential ordinary shares were excluded from the computation of diluted net loss per ordinary share for the periods presented because including them would have had an anti-dilutive effect:

	Year ended December 31,
	2019	2020	2021
Share options — weighted average	4,119,918	1,353,808	546,035